Exhibit 10.33

SEVENTH AMENDMENT TO

THE 2001 RESTATEMENT OF

THE HARRAH’S ENTERTAINMENT, INC.

EXECUTIVE SUPPLEMENTAL SAVINGS PLAN

WHEREAS, Harrah’s Entertainment, Inc., a Delaware corporation (the “Company”), maintains the Harrah’s Entertainment, Inc. Executive Supplemental Savings Plan (the “Plan”) in order to provide its executives with an opportunity and incentive to save for retirement and other purposes;

WHEREAS, the EDCP Committee now wishes to amend the Plan to provide for a special lump sum distribution to a participant under the Plan during 2007 in accordance with the transition relief under Internal Revenue Service Notice 2005-1, Q/A-19(c), the Proposed Regulations under Section 409A of the Internal Revenue Code and Internal Revenue Service Notice 2006-79;

WHEREAS, Section 12.1(a) provides that the EDCP Committee has the right to amend the Plan, provided that such amendment does not have a material adverse financial effect on the Company or the Plan.

WHEREAS, the EDCP Committee has approved the adoption of this Seventh Amendment to the 2001 Restatement of the Plan.

NOW, THEREFORE, the 2001 Restatement of the Plan is hereby amended, effective as of December , 2006, as follows:

AMENDMENT

1.	Article 8 is hereby amended to add new Section 8.6 to read in its entirety as follows:

8.6    Special In-Service Distribution. A Participant whose name is set forth on Appendix II hereto shall receive a special lump sum distribution of the total balance of such Participant’s Accounts on January 2, 2007 (or within 30 days thereafter). Notwithstanding the foregoing, the lump sum distribution under this Section 8.6 shall apply only to amounts that otherwise would not be payable during 2006.

2.	The Plan is hereby further amended to add new Appendix II in the form attached hereto.

3.	Except as herein amended, the Plan shall continue in full force and effect in accordance with the terms and conditions thereof.

This Seventh Amendment to the 2001 Restatement of the Plan is hereby executed by a duly authorized officer of Harrah’s Entertainment, Inc., effective as of December 19, 2006.

HARRAH’S ENTERTAINMENT, INC.

By:	/s/ Mary H. Thomas

Its:	Senior Vice President - HR

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